Exhibit 15

ACKNOWLEDGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

First Midwest Bancorp, Inc.

We are aware of the incorporation by reference in the following Registration Statements of our report dated August 9, 2011 relating to the unaudited consolidated interim financial statements of First Midwest Bancorp, Inc. that are included in its Form 10-Q for the quarter ended June 30, 2011.

•	Registration Statement (Form S-3 No. 33-20439) pertaining to the First Midwest Bancorp, Inc. Dividend Reinvestment and Stock Purchase Plan

•	Registration Statement (Form S-3 No. 333-132137) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering

•	Registration Statement (Form S-4 No. 333-114406) pertaining to First Midwest Capital Trust I

•	Registration Statement (Form S-8 No. 33-25136) pertaining to the First Midwest Bancorp, Inc. Savings and Profit Sharing Plan

•	Registration Statement (Form S-8 No. 33-42980) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-42273) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-61090) pertaining to the First Midwest Bancorp, Inc. 1989 Omnibus Stock and Incentive Plan

•	Registration Statement (Form S-8 No. 333-50140) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ 1997 Stock Option Plan

•	Registration Statement (Form S-8 No. 333-63095) pertaining to the First Midwest Bancorp, Inc. Non-employee Directors’ Stock Option Plan

•	Registration Statement (Form S-8 No. 333-63097) pertaining to the First Midwest Bancorp, Inc. Nonqualified Retirement Plan

•	Registration Statement (Form S-8 No. 333-151072) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Non-employee Director Stock Plan

•	Registration Statement (Form S-3 No. 333-157615) pertaining to a First Midwest Bancorp, Inc. debt and equity securities offering

•	Registration Statement (Form S-8 No. 333-168973) pertaining to the First Midwest Bancorp, Inc. Amended and Restated Omnibus Stock and Incentive Plan

                                                                                                                    /s/ ERNST & YOUNG LLP
Chicago, Illinois
August 9, 2011